Exhibit 99.1

HISTORICAL SEGMENT FINANCIAL INFORMATION

Fiscal 2023 Consolidated and Segment Net Sales Revenue
(Unaudited) (in thousands)

	Three Months Ended May 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2022 sales revenue, net	$193,644	$347,579	$541,223
Organic business (1)	(8,604)	(75,503)	(84,107)
Impact of foreign currency	(2,024)	(1,507)	(3,531)
Acquisition (2) (3)	51,247	3,246	54,493
Change in sales revenue, net	40,619	(73,764)	(33,145)
Fiscal 2023 sales revenue, net	$234,263	$273,815	$508,078

Total net sales revenue growth (decline)	21.0%	(21.2)%	(6.1)%
Organic business	(4.4)%	(21.7)%	(15.5)%
Impact of foreign currency	(1.0)%	(0.4)%	(0.7)%
Acquisition	26.5%	0.9%	10.1%

	Three Months Ended August 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2022 sales revenue, net	$215,218	$260,010	$475,228
Organic business (1)	(19,320)	12,093	(7,227)
Impact of foreign currency	(2,735)	(1,469)	(4,204)
Acquisition (2) (3)	47,396	10,207	57,603
Change in sales revenue, net	25,341	20,831	46,172
Fiscal 2023 sales revenue, net	$240,559	$280,841	$521,400

Total net sales revenue growth (decline)	11.8%	8.0%	9.7%
Organic business	(9.0)%	4.7%	(1.5)%
Impact of foreign currency	(1.3)%	(0.6)%	(0.9)%
Acquisition	22.0%	3.9%	12.1%

	Three Months Ended November 30,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2022 sales revenue, net	$246,135	$378,749	$624,884
Organic business (1)	(57,262)	(58,288)	(115,550)
Impact of foreign currency	(3,191)	(3,883)	(7,074)
Acquisition (2) (3)	43,255	13,091	56,346
Change in sales revenue, net	(17,198)	(49,080)	(66,278)
Fiscal 2023 sales revenue, net	$228,937	$329,669	$558,606

Total net sales revenue growth (decline)	(7.0)%	(13.0)%	(10.6)%
Organic business	(23.3)%	(15.4)%	(18.5)%
Impact of foreign currency	(1.3)%	(1.0)%	(1.1)%
Acquisition	17.6%	3.5%	9.0%

Fiscal 2022 Consolidated and Segment Net Sales Revenue
(Unaudited) (in thousands)

	Three Months Ended May 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$140,628	$280,207	$420,835
Organic business (1)	52,127	62,755	114,882
Impact of foreign currency	889	4,617	5,506
Change in sales revenue, net	53,016	67,372	120,388
Fiscal 2022 sales revenue, net	$193,644	$347,579	$541,223

Total net sales revenue growth	37.7%	24.0%	28.6%
Organic business	37.1%	22.4%	27.3%
Impact of foreign currency	0.6%	1.6%	1.3%

	Three Months Ended August 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$201,863	$328,989	$530,852
Organic business (1)	13,084	(70,765)	(57,681)
Impact of foreign currency	271	1,786	2,057
Change in sales revenue, net	13,355	(68,979)	(55,624)
Fiscal 2022 sales revenue, net	$215,218	$260,010	$475,228

Total net sales revenue growth (decline)	6.6%	(21.0)%	(10.5)%
Organic business	6.5%	(21.5)%	(10.9)%
Impact of foreign currency	0.1%	0.5%	0.4%

	Three Months Ended November 30,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$222,400	$415,337	$637,737
Organic business (1)	23,601	(37,652)	(14,051)
Impact of foreign currency	134	1,064	1,198
Change in sales revenue, net	23,735	(36,588)	(12,853)
Fiscal 2022 sales revenue, net	$246,135	$378,749	$624,884

Total net sales revenue growth (decline)	10.7%	(8.8)%	(2.0)%
Organic business	10.6%	(9.1)%	(2.2)%
Impact of foreign currency	0.1%	0.3%	0.2%

Fiscal 2022 Consolidated and Segment Net Sales Revenue
(Unaudited) (in thousands)

	Three Months Ended Last Day of February,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$162,463	$346,912	$509,375
Organic business (1)	24,683	25,522	50,205
Impact of foreign currency	(672)	(1,261)	(1,933)
Acquisition (2)	24,373	—	24,373
Change in sales revenue, net	48,384	24,261	72,645
Fiscal 2022 sales revenue, net	$210,847	$371,173	$582,020

Total net sales revenue growth (decline)	29.8%	7.0%	14.3%
Organic business	15.2%	7.4%	9.9%
Impact of foreign currency	(0.4)%	(0.4)%	(0.4)%
Acquisition	15.0%	—%	4.8%

	Fiscal Year Ended Last Day of February,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$727,354	$1,371,445	$2,098,799
Organic business (1)	113,495	(20,140)	93,355
Impact of foreign currency	622	6,206	6,828
Acquisition (2)	24,373	—	24,373
Change in sales revenue, net	138,490	(13,934)	124,556
Fiscal 2022 sales revenue, net	$865,844	$1,357,511	$2,223,355

Total net sales revenue growth (decline)	19.0%	(1.0)%	5.9%
Organic business	15.6%	(1.5)%	4.4%
Impact of foreign currency	0.1%	0.5%	0.3%
Acquisition	3.4%	—%	1.2%

Fiscal 2023 Consolidated and Segment Net Sales from Core and Non-Core Business (4)
(Unaudited) (in thousands)

	Three Months Ended May 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2022 sales revenue, net	$193,644	$347,579	$541,223
Core business	40,619	(53,645)	(13,026)
Non-Core business (Personal Care)	—	(20,119)	(20,119)
Change in sales revenue, net	40,619	(73,764)	(33,145)
Fiscal 2023 sales revenue, net	$234,263	$273,815	$508,078

Total net sales revenue growth (decline)	21.0%	(21.2)%	(6.1)%
Core business	21.0%	(15.4)%	(2.4)%
Non-Core business (Personal Care)	—%	(5.8)%	(3.7)%

	Three Months Ended August 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2022 sales revenue, net	$215,218	$260,010	$475,228
Core business	25,341	26,574	51,915
Non-Core business (Personal Care)	—	(5,743)	(5,743)
Change in sales revenue, net	25,341	20,831	46,172
Fiscal 2023 sales revenue, net	$240,559	$280,841	$521,400

Total net sales revenue growth (decline)	11.8%	8.0%	9.7%
Core business	11.8%	10.2%	10.9%
Non-Core business (Personal Care)	—%	(2.2)%	(1.2)%

	Three Months Ended November 30,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2022 sales revenue, net	$246,135	$378,749	$624,884
Core business	(17,198)	(44,705)	(61,903)
Non-Core business (Personal Care)	—	(4,375)	(4,375)
Change in sales revenue, net	(17,198)	(49,080)	(66,278)
Fiscal 2023 sales revenue, net	$228,937	$329,669	$558,606

Total net sales revenue growth (decline)	(7.0)%	(13.0)%	(10.6)%
Core business	(7.0)%	(11.8)%	(9.9)%
Non-Core business (Personal Care)	—%	(1.2)%	(0.7)%

Fiscal 2022 Consolidated and Segment Net Sales from Core and Non-Core Business (4)
(Unaudited) (in thousands)

	Three Months Ended May 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$140,628	$280,207	$420,835
Core business	53,016	68,569	121,585
Non-Core business (Personal Care)	—	(1,197)	(1,197)
Change in sales revenue, net	53,016	67,372	120,388
Fiscal 2022 sales revenue, net	$193,644	$347,579	$541,223

Total net sales revenue growth (decline)	37.7%	24.0%	28.6%
Core business	37.7%	24.5%	28.9%
Non-Core business (Personal Care)	—%	(0.4)%	(0.3)%

	Three Months Ended August 31,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$201,863	$328,989	$530,852
Core business	13,355	(53,580)	(40,225)
Non-Core business (Personal Care)	—	(15,399)	(15,399)
Change in sales revenue, net	13,355	(68,979)	(55,624)
Fiscal 2022 sales revenue, net	$215,218	$260,010	$475,228

Total net sales revenue growth (decline)	6.6%	(21.0)%	(10.5)%
Core business	6.6%	(16.3)%	(7.6)%
Non-Core business (Personal Care)	—%	(4.7)%	(2.9)%

	Three Months Ended November 30,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$222,400	$415,337	$637,737
Core business	23,735	(20,992)	2,743
Non-Core business (Personal Care)	—	(15,596)	(15,596)
Change in sales revenue, net	23,735	(36,588)	(12,853)
Fiscal 2022 sales revenue, net	$246,135	$378,749	$624,884

Total net sales revenue growth (decline)	10.7%	(8.8)%	(2.0)%
Core business	10.7%	(5.1)%	0.4%
Non-Core business (Personal Care)	—%	(3.8)%	(2.4)%

Fiscal 2022 Consolidated and Segment Net Sales from Core and Non-Core Business (4)
(Unaudited) (in thousands)

	Three Months Ended Last Day of February,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$162,463	$346,912	$509,375
Core business	48,384	36,299	84,683
Non-Core business (Personal Care)	—	(12,038)	(12,038)
Change in sales revenue, net	48,384	24,261	72,645
Fiscal 2022 sales revenue, net	$210,847	$371,173	$582,020

Total net sales revenue growth (decline)	29.8%	7.0%	14.3%
Core business	29.8%	10.5%	16.6%
Non-Core business (Personal Care)	—%	(3.5)%	(2.4)%

	Fiscal Year Ended Last Day of February,
	Home & Outdoor	Beauty & Wellness	Total
Fiscal 2021 sales revenue, net	$727,354	$1,371,445	$2,098,799
Core business	138,490	30,296	168,786
Non-Core business (Personal Care)	—	(44,230)	(44,230)
Change in sales revenue, net	138,490	(13,934)	124,556
Fiscal 2022 sales revenue, net	$865,844	$1,357,511	$2,223,355

Total net sales revenue growth (decline)	19.0%	(1.0)%	5.9%
Core business	19.0%	2.2%	8.0%
Non-Core business (Personal Care)	—%	(3.2)%	(2.1)%

Reconciliation of Non-GAAP Financial Measures – Fiscal 2023 GAAP Operating Income and Operating Margin to Adjusted Operating Income and Adjusted Operating Margin (Non-GAAP) (5)
(Unaudited) (in thousands)

	Three Months Ended May 31, 2022
	Home & Outdoor (2)		Beauty & Wellness (3)		Total
Operating income, as reported (GAAP)	$29,793	12.7%	$4,146	1.5%	$33,939	6.7%
Acquisition-related expenses	78	—%	2,676	1.0%	2,754	0.5%
EPA compliance costs	—	—%	11,644	4.3%	11,644	2.3%
Restructuring charges	—	—%	2	—%	2	—%
Subtotal	29,871	12.8%	18,468	6.7%	48,339	9.5%
Amortization of intangible assets	1,746	0.7%	2,615	1.0%	4,361	0.9%
Non-cash share-based compensation	5,998	2.6%	10,621	3.9%	16,619	3.3%
Adjusted operating income (non-GAAP)	$37,615	16.1%	$31,704	11.6%	$69,319	13.6%

	Three Months Ended August 31, 2022
	Home & Outdoor (2)		Beauty & Wellness (3)		Total
Operating income, as reported (GAAP)	$42,082	17.5%	$4,864	1.7%	$46,946	9.0%
Acquisition-related expenses	41	—%	(11)	—%	30	—%
EPA compliance costs	—	—%	8,354	3.0%	8,354	1.6%
Restructuring charges	472	0.2%	4,304	1.5%	4,776	0.9%
Subtotal	42,595	17.7%	17,511	6.2%	60,106	11.5%
Amortization of intangible assets	1,753	0.7%	2,896	1.0%	4,649	0.9%
Non-cash share-based compensation	2,640	1.1%	4,855	1.7%	7,495	1.4%
Adjusted operating income (non-GAAP)	$46,988	19.5%	$25,262	9.0%	$72,250	13.9%

	Three Months Ended November 30, 2022
	Home & Outdoor (2)		Beauty & Wellness (3)		Total
Operating income, as reported (GAAP)	$30,847	13.5%	$46,346	14.1%	$77,193	13.8%
Acquisition-related expenses	(2)	—%	2	—%	—	—%
EPA compliance costs	—	—%	2,103	0.6%	2,103	0.4%
Gain from insurance recoveries	—	—%	(9,676)	(2.9)%	(9,676)	(1.7)%
Restructuring charges	5,090	2.2%	5,373	1.6%	10,463	1.9%
Subtotal	35,935	15.7%	44,148	13.4%	80,083	14.3%
Amortization of intangible assets	1,756	0.8%	2,896	0.9%	4,652	0.8%
Non-cash share-based compensation	2,169	0.9%	5,772	1.8%	7,941	1.4%
Adjusted operating income (non-GAAP)	$39,860	17.4%	$52,816	16.0%	$92,676	16.6%

Reconciliation of Non-GAAP Financial Measures – Fiscal 2022 GAAP Operating Income and Operating Margin to Adjusted Operating Income and Adjusted Operating Margin (Non-GAAP) (5)
(Unaudited) (in thousands)

	Three Months Ended May 31, 2021
	Home & Outdoor		Beauty & Wellness		Total
Operating income, as reported (GAAP)	$27,143	14.0%	$37,692	10.8%	$64,835	12.0%
EPA compliance costs	—	—%	13,112	3.8%	13,112	2.4%
Restructuring charges	—	—%	6	—%	6	—%
Subtotal	27,143	14.0%	50,810	14.6%	77,953	14.4%
Amortization of intangible assets	518	0.3%	2,465	0.7%	2,983	0.6%
Non-cash share-based compensation	5,551	2.9%	8,469	2.4%	14,020	2.6%
Adjusted operating income (non-GAAP)	$33,212	17.2%	$61,744	17.8%	$94,956	17.5%

	Three Months Ended August 31, 2021
	Home & Outdoor		Beauty & Wellness		Total
Operating income, as reported (GAAP)	$41,921	19.5%	$25,370	9.8%	$67,291	14.2%
EPA compliance costs	—	—%	2,960	1.1%	2,960	0.6%
Restructuring charges	369	0.2%	—	—%	369	0.1%
Subtotal	42,290	19.6%	28,330	10.9%	70,620	14.9%
Amortization of intangible assets	519	0.2%	2,467	0.9%	2,986	0.6%
Non-cash share-based compensation	3,157	1.5%	4,623	1.8%	7,780	1.6%
Adjusted operating income (non-GAAP)	$45,966	21.4%	$35,420	13.6%	$81,386	17.1%

	Three Months Ended November 30, 2021
	Home & Outdoor		Beauty & Wellness		Total
Operating income, as reported (GAAP)	$43,239	17.6%	$46,801	12.4%	$90,040	14.4%
Acquisition-related expenses	1,605	0.7%	—	—%	1,605	0.3%
EPA compliance costs	—	—%	4,926	1.3%	4,926	0.8%
Restructuring charges	—	—%	5	—%	5	—%
Subtotal	44,844	18.2%	51,732	13.7%	96,576	15.5%
Amortization of intangible assets	525	0.2%	2,469	0.7%	2,994	0.5%
Non-cash share-based compensation	2,339	1.0%	4,210	1.1%	6,549	1.0%
Adjusted operating income (non-GAAP)	$47,708	19.4%	$58,411	15.4%	$106,119	17.0%

Reconciliation of Non-GAAP Financial Measures – Fiscal 2022 GAAP Operating Income and Operating Margin to Adjusted Operating Income and Adjusted Operating Margin (Non-GAAP) (5)
(Unaudited) (in thousands)

	Three Months Ended February 28, 2022
	Home & Outdoor (2)		Beauty & Wellness		Total
Operating income, as reported (GAAP)	$22,622	10.7%	$27,762	7.5%	$50,384	8.7%
Acquisition-related expenses	819	0.4%	—	—%	819	0.1%
EPA compliance costs	—	—%	11,356	3.1%	11,356	2.0%
Subtotal	23,441	11.1%	39,118	10.5%	62,559	10.7%
Amortization of intangible assets	1,329	0.6%	2,472	0.7%	3,801	0.7%
Non-cash share-based compensation	2,765	1.3%	3,504	0.9%	6,269	1.1%
Adjusted operating income (non-GAAP)	$27,535	13.1%	$45,094	12.1%	$72,629	12.5%

	Fiscal Year Ended February 28, 2022
	Home & Outdoor (2)		Beauty & Wellness		Total
Operating income, as reported (GAAP)	$134,925	15.6%	$137,625	10.1%	$272,550	12.3%
Acquisition-related expenses	2,424	0.3%	—	—%	2,424	0.1%
EPA compliance costs	—	—%	32,354	2.4%	32,354	1.5%
Restructuring charges	369	—%	11	—%	380	—%
Subtotal	137,718	15.9%	169,990	12.5%	307,708	13.8%
Amortization of intangible assets	2,891	0.3%	9,873	0.7%	12,764	0.6%
Non-cash share-based compensation	13,812	1.6%	20,806	1.5%	34,618	1.6%
Adjusted operating income (non-GAAP)	$154,421	17.8%	$200,669	14.8%	$355,090	16.0%

Reconciliation of Non-GAAP Financial Measures – Fiscal 2023 EBITDA
(Earnings Before Interest, Taxes, Depreciation and Amortization) and Adjusted EBITDA (5)
(Unaudited) (in thousands)

	Three Months Ended May 31, 2022
	Home & Outdoor (2)	Beauty & Wellness (3)	Total
Operating income, as reported (GAAP)	$29,793	$4,146	$33,939
Depreciation and amortization	4,495	6,003	10,498
Non-operating income, net	—	67	67
EBITDA (non-GAAP)	34,288	10,216	44,504
Add: Acquisition-related expenses	78	2,676	2,754
EPA compliance costs	—	11,644	11,644
Restructuring charges	—	2	2
Non-cash share-based compensation	5,998	10,621	16,619
Adjusted EBITDA (non-GAAP)	$40,364	$35,159	$75,523

	Three Months Ended August 31, 2022
	Home & Outdoor (2)	Beauty & Wellness (3)	Total
Operating income, as reported (GAAP)	$42,082	$4,864	$46,946
Depreciation and amortization	4,493	6,626	11,119
Non-operating income, net	—	113	113
EBITDA (non-GAAP)	46,575	11,603	58,178
Add: Acquisition-related expenses	41	(11)	30
EPA compliance costs	—	8,354	8,354
Restructuring charges	472	4,304	4,776
Non-cash share-based compensation	2,640	4,855	7,495
Adjusted EBITDA (non-GAAP)	$49,728	$29,105	$78,833

	Three Months Ended November 30, 2022
	Home & Outdoor (2)	Beauty & Wellness (3)	Total
Operating income, as reported (GAAP)	$30,847	$46,346	$77,193
Depreciation and amortization	4,716	6,997	11,713
Non-operating income, net	—	5	5
EBITDA (non-GAAP)	35,563	53,348	88,911
Add: Acquisition-related expenses	(2)	2	—
EPA compliance costs	—	2,103	2,103
Gain from insurance recoveries	—	(9,676)	(9,676)
Restructuring charges	5,090	5,373	10,463
Non-cash share-based compensation	2,169	5,772	7,941
Adjusted EBITDA (non-GAAP)	$42,820	$56,922	$99,742

Reconciliation of Non-GAAP Financial Measures – Fiscal 2022 EBITDA
(Earnings Before Interest, Taxes, Depreciation and Amortization) and Adjusted EBITDA (5)
(Unaudited) (in thousands)

	Three Months Ended May 31, 2021
	Home & Outdoor	Beauty & Wellness	Total
Operating income, as reported (GAAP)	$27,143	$37,692	$64,835
Depreciation and amortization	2,548	6,165	8,713
Non-operating income, net	—	102	102
EBITDA (non-GAAP)	29,691	43,959	73,650
Add: EPA compliance costs	—	13,112	13,112
Restructuring charges	—	6	6
Non-cash share-based compensation	5,551	8,469	14,020
Adjusted EBITDA (non-GAAP)	$35,242	$65,546	$100,788

	Three Months Ended August 31, 2021
	Home & Outdoor	Beauty & Wellness	Total
Operating income, as reported (GAAP)	$41,921	$25,370	$67,291
Depreciation and amortization	2,815	5,913	8,728
Non-operating income, net	—	31	31
EBITDA (non-GAAP)	44,736	31,314	76,050
Add: EPA compliance costs	—	2,960	2,960
Restructuring charges	369	—	369
Non-cash share-based compensation	3,157	4,623	7,780
Adjusted EBITDA (non-GAAP)	$48,262	$38,897	$87,159

	Three Months Ended November 30, 2021
	Home & Outdoor	Beauty & Wellness	Total
Operating income, as reported (GAAP)	$43,239	$46,801	$90,040
Depreciation and amortization	2,894	5,747	8,641
Non-operating income, net	—	52	52
EBITDA (non-GAAP)	46,133	52,600	98,733
Add: Acquisition-related expenses	1,605	—	1,605
EPA compliance costs	—	4,926	4,926
Restructuring charges	—	5	5
Non-cash share-based compensation	2,339	4,210	6,549
Adjusted EBITDA (non-GAAP)	$50,077	$61,741	$111,818

Reconciliation of Non-GAAP Financial Measures – Fiscal 2022 EBITDA
(Earnings Before Interest, Taxes, Depreciation and Amortization) and Adjusted EBITDA (5)
(Unaudited) (in thousands)

	Three Months Ended February 28, 2022
	Home & Outdoor (2)	Beauty & Wellness	Total
Operating income, as reported (GAAP)	$22,622	$27,762	$50,384
Depreciation and amortization	3,855	5,892	9,747
Non-operating income, net	—	75	75
EBITDA (non-GAAP)	26,477	33,729	60,206
Add: Acquisition-related expenses	819	—	819
EPA compliance costs	—	11,356	11,356
Non-cash share-based compensation	2,765	3,504	6,269
Adjusted EBITDA (non-GAAP)	$30,061	$48,589	$78,650

	Fiscal Year Ended February 28, 2022
	Home & Outdoor (2)	Beauty & Wellness	Total
Operating income, as reported (GAAP)	$134,925	$137,625	$272,550
Depreciation and amortization	12,112	23,717	35,829
Non-operating income, net	—	260	260
EBITDA (non-GAAP)	147,037	161,602	308,639
Add: Acquisition-related expenses	2,424	—	2,424
EPA compliance costs	—	32,354	32,354
Restructuring charges	369	11	380
Non-cash share-based compensation	13,812	20,806	34,618
Adjusted EBITDA (non-GAAP)	$163,642	$214,773	$378,415

HELEN OF TROY LIMITED AND SUBSIDIARIES
Notes to Historical Segment Financial Information
(1)Organic business refers to net sales revenue associated with product lines or brands after the first twelve months from the date the product line or brand is acquired, excluding the impact that foreign currency remeasurement had on reported net sales revenue. Net sales revenue from internally developed brands or product lines is considered Organic business activity.
(2)On December 29, 2021, we completed the acquisition of Osprey, which has been included within the Home & Outdoor segment. As such, the three months ended February 28, 2022 and fiscal 2022 include approximately nine weeks of operating results from Osprey and fiscal 2023 includes a full year of operating results. Osprey sales prior to the first annual anniversary of the acquisition are reported in Acquisition. Sales from Osprey subsequent to the first annual anniversary of the acquisition are reported in Organic business.
(3)On April 22, 2022, we completed the acquisition of Curlsmith, which has been included within the Beauty & Wellness segment. As such, the three months ended May 31, 2022 includes approximately six weeks of operating results from Curlsmith and fiscal 2023 includes approximately forty-five weeks of operating results. Curlsmith sales are reported in Acquisition.
(4)The Company defines Core business as strategic business that it expects to be an ongoing part of its operations, and Non-Core business as business or net assets (including net assets held for sale) that it expects to divest within a year of its designation as Non-Core.
(5)The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States of America (“GAAP”). To supplement its presentation, the Company discloses certain financial measures that may be considered non-GAAP. This historical segment financial information contains non-GAAP financial measures. Adjusted Operating Income, Adjusted Operating Margin, EBITDA, and Adjusted EBITDA (“Non-GAAP Financial Measures”) that are in the preceding tables may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100. Accordingly, the Company is providing the preceding tables that reconcile these measures to their corresponding GAAP-based measures. The Company believes that these non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Company believes that these non-GAAP financial measures, in combination with the Company’s financial results calculated in accordance with GAAP, provide investors with additional perspective regarding the impact of certain charges and benefits on applicable income and margin measures. The Company also believes that these non-GAAP measures facilitate a more direct comparison of the Company’s performance with its competitors. The Company further believes that including the excluded charges and benefits would not accurately reflect the underlying performance of the Company’s operations for the period in which the charges and benefits are incurred, even though such charges and benefits may be incurred and reflected in the Company’s GAAP financial results in the near future. The material limitation associated with the use of the non-GAAP measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities. These non-GAAP measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information.